UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported) March 10, 2011

                            NORTHRIDGE VENTURES INC.
             (Exact name of registrant as specified in its chapter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   000-52239
                            (Commission File Number)

                                   98-0449083
                       (IRS Employer Identification No.)

                       2325 Hurontario Street, Suite 204
                         Mississauga, Ontario  L5A 4K4
                    (Address of principal executive offices)

                                 (647) 918-4955
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

A.     RESIGNATION OF CAROLINE RECHIA AS CEO, PRESIDENT AND TREASURER

On March 10, 2011, Caroline Rechia resigned as the President, Chief Executive Office and Treasurer of the Registrant. Ms. Rechia advised the Registrant that she was resigning for personal reasons, and not because of any disagreement with the Registrant. Ms. Rechia continues in the position of Secretary and as sole director of the Registrant.

B.     APPOINTMENT OF FIDEL THOMAS AS CEO, PRESIDENT AND TREASURER

On March 10, 2010, the Board of Directors appointed Mr. Fidel Thomas, 45, as the President, Chief Executive Officer, Chief Financial Officer and Treasurer of the Registrant. Mr. Thomas will hold the aforesaid offices at the pleasure of the Registrant's board of directors or until his resignation.

Mr. Thomas has been providing independent consulting services to the mining industry since 2003, primarily in the areas of corporate finance and communications. His clients have included numerous private and publicly held mineral exploration companies, including Westminster Resources Ltd., Oro Gold Resources Ltd., West Timmins Mining Inc. and Minco Gold Corporation. Since 2009, Mr. Thomas has been the Director of physical bullion sales for Jutland Capital Management Ltd., a Canadian fixed income manager with specialization in currencies and distressed debt. From 2007 to 2009, Mr. Thomas was the President, Secretary, Treasurer and a director of Pickford Minerals Inc., a mineral exploration company. From 2007 to 2010 he was also the President, Treasurer, Secretary and a director of Castmor Resources Ltd., a mineral exploration company. Originally, an actor, screen-writer and director, Mr. Thomas was active in the Canadian entertainment industry from 1997 to 2002, through his production company, Inner Vision Images Motion Picture Corp., and later, as an officer and director of AMP Productions, Ltd. from 2003 to 2007. Mr. Thomas received a Bachelor of Sociology from the University of East London in September, 1994. He earned a Diploma in Media Practice from the University of Central London in 1998. In 2007, he successfully completed a mining professional development course at the Norman B. Keevil Institute of Mining Engineering at the University of British Columbia. Mr. Thomas's experience with corporate communications and capital-raising within the context of mineral exploration is expected to assist Northridge Ventures to implement its new business model.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTHRIDGE VENTURES INC.



Date: March 10, 2011                     /s/ Fidel Thomas
                                         Fidel  Thomas
                                         President  &  Chief  Executive  Officer